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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

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

                        NAME                                                         STATE OF ORGANIZATION
                        ----                                                         ---------------------
Developers Diversified Realty Corporation                                         Ohio
Community Centers One L.L.C.                                                      Delaware
Community Centers Two L.L.C.                                                      Delaware
Community Centers Three, L.L.C.                                                   Delaware
Shoppers World Community Center, L.P.                                             Delaware
DD Community Centers One, Inc.                                                    Ohio
DD Community Centers Two, Inc.                                                    Ohio
DD Community Centers Three, Inc.                                                  Ohio
Developers Diversified of Alabama, Inc.                                           Alabama
Highland Grove Limited Liability Company                                          Ohio
Merriam Town Center Ltd.                                                          Ohio
DOTRS Limited Liability Company                                                   Ohio
Developers Diversified of Pennsylvania, Inc.                                      Ohio
Pedro Community Centers, Inc.                                                     Ohio
DDRA Community Centers Four, L.P.                                                 Texas
DDRC Great Northern Limited Partnership                                           Ohio
Developers Diversified Cook's Corner LP                                           Ohio
Developers Diversified Centennial Promenade LP                                    Ohio
DDRC PDK Hagerstown LLC                                                           Ohio
DDRC PDK Salisbury LLC                                                            Ohio
Developers Diversified of Indiana, Inc.                                           Ohio
DDR Nassau Park II Inc.                                                           Ohio
DDR Nassau Pavilion Inc.                                                          Ohio.
DDR Nassau Pavilion Associates LP                                                 Georgia
DDR Hendon Nassau Park II LP                                                      Georgia
Developers Diversified of Mississippi, Inc.                                       Ohio
DDRC Michigan LLC                                                                 Ohio
Coon Rapids Riverdale Village LLC                                                 Ohio
DDRC P&M Deer Park Town Center LLC                                                Ohio
Hendon/DDR /BP, LLC                                                               Delaware
DDR Continental LP                                                                Ohio
DDR Continental Inc.                                                              Ohio
DDR OliverMcMillan LP                                                             Delaware
DDR OliverMcMillan Inc.                                                           Delaware
DDR Office Flex Corporation                                                       Delaware
DDR Office Flex LP                                                                Ohio
DD Development Company II, Inc.                                                   Ohio
DDR Realty Company                                                                Maryland
ORIX Sansone Brentwood L.L.C.                                                     Illinois
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

                        NAME                                                         STATE OF ORGANIZATION
                        ----                                                         ---------------------

The Plaza at Sunset Hills, L.L.C.                                                 Missouri
The Shoppes at Sunset Hills, L.L.C.                                               Missouri
DDR Family Centers LP                                                             Delaware
DDR Family Centers I Inc.                                                         Ohio
DDRC Gateway LLC                                                                  Delaware
DDRC Salem LLC                                                                    Delaware
DDR DB Opportunity Sub, Inc.                                                      Ohio
DDR DB Development Ventures LP                                                    Texas
DDRA Community Centers Five, L.P.                                                 Delaware
DD Community Centers Five Inc.                                                    Delaware
Easton Market Limited Liability Company                                           Ohio
Continental Sawmill Limited Liability Company                                     Ohio
Continental Sawmill Limited Partnership                                           Ohio
Sun Center Limited                                                                Ohio
Drexel Washington Limited Liability Company                                       Ohio
Drexel Washington Limited Partnership                                             Ohio
Lennox Town Center Limited                                                        Ohio
Hermes Associates                                                                 Utah
Hermes Associates, Ltd.                                                           Utah
University Square Associates, Ltd.                                                Utah
Riverdale Retail Associates L.C.                                                  Utah
TFCM Associates, LLC                                                              Utah
Fort Union Associates, L.C.                                                       Utah
Rocky Mountain Real Estate L.L.C.                                                 Utah
Sansone Group/DDR LLC                                                             Missouri
DDR Sansone Development Ventures LLC                                              Missouri
DDR OliverMcMillan Management Services, Inc.                                      Delaware
Coventry Real Estate Partners, Ltd.                                               Ohio
Retail Value Investment Program Limited Partnership I                             Delaware
Retail Value Investment Program Limited Partnership II                            Delaware
Retail Value Investment Program Limited Partnership III                           Delaware
Retail Value Investment Program Limited Partnership IV                            Delaware
Retail Value Investment Program Limited Partnership V                             Delaware
Retail Value Investment Program Limited Partnership VI                            Delaware
DDR Michigan II LLC                                                               Ohio
Town Center Plaza, L.L.C.                                                         Delaware
Plainville Connecticut L.L.C.                                                     Ohio
Plainville Development L.P.                                                       Ohio
DDRA Community Centers Six, L.P.                                                  Delaware
DDPD OPP LLC                                                                      Maryland
DDR DownREIT LLC                                                                  Ohio
DDR Ohio Opportunity LLC                                                          Ohio
DDR VIC I L.C.                                                                    Utah
DDR Hermes Associates L.C.                                                        Utah
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

                        NAME                                                         STATE OF ORGANIZATION
                        ----                                                         ---------------------

DDR University Square Associates                                                  Utah
Hagerstown Development LLC                                                        Ohio
DLA Ventures LP                                                                   Ohio
DD Community Centers Seven, Inc.                                                  Delaware
DDRA Community Centers Seven, L.P.                                                Delaware
Developers Diversified of Tennessee, Inc.                                         Ohio
DDR DB SA Ventures LP                                                             Texas
DDR Liberty Fair, Inc.                                                            Delaware
Liberty Fair VA LP                                                                Virginia
DDR Wilshire, Inc.                                                                Ohio
DDR DB Outlot LP                                                                  Texas
Hagerstown TIF LLC                                                                Ohio
Coventry Round Rock LLC                                                           Ohio
DD Community Centers Eight, Inc.                                                  Delaware
DDRA Community Centers Eight, L.P.                                                Delaware
DD Community Centers Investments LLC                                              Delaware
DLA Ventures LLC                                                                  Ohio

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